Exhibit 99.5

07/99                                                                     Page 1

                     MONTHLY CERTIFICATEHOLDERS' STATEMENT

                         CC MASTER CREDIT CARD TRUST II
               (Formerly Chevy Chase Master Credit Card Trust II)
                                 SERIES 1996-A


         Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1995 (the "Pooling and Servicing Agreement"), among First USA Bank, NA, (First USA"), as Transferor and Servicer, First USA, as Transferor, and Bankers Trust Company, as trustee (the "Trustee"). First USA as Servicer is required to prepare certain information each month regarding current distributions to Series 1996-A Certificateholders and the performance of the First USA Master Credit Card Trust II (the "Trust") during the previous month. The information that is required to be prepared with respect to the August 16, 1999, Distribution Date (referred to herein as the "Distribution Date"), and with respect to the performance of the Trust during the July, 1999, Monthly Period (referred to herein as the Monthly Period") is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1996-A Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

A)         Information Regarding Distributions to
           the Class A Certificateholders, per
           $1,000 original certificate principal amount.

           (1) The total amount of the
           distribution to Class A
           Certificateholders, per $1,000
           original certificate principal amount                                       $            4.7377778

           (2) The amount of the distribution
           set forth in paragraph 1 above in
           respect of interest on the Class A
           Certificates, per $1,000 original
           certificate principal amount                                                $            4.7377778

           (3) The amount of the distribution
           set forth in paragraph 1 above in
           respect of principal of the Class A
           Certificates, per $1,000 original
           certificate principal amount                                                $            0.0000000

07/99                                                                     Page 2
B)         Class A Investor Charge Offs and
           Reimbursement of Charge Offs

           (1) The amount of Class A Investor
           Charge Offs                                                                 $            0.0000000

           (2) The amount of Class A Investor
           Charge Offs set forth in paragraph 1
           above, per $1,000 original certificate
           principal amount                                                            $            0.0000000

           (3) The total amount reimbursed in
           respect of Class A Investor Charge Offs                                     $            0.0000000

           (4) The amount set forth in paragraph
           3 above, per $1,000 original
           certificate principal amount                                                $            0.0000000

           (5) The amount, if any, by which the
           outstanding principal balance of the
           Class A Certificates exceeds the Class
           A Invested Amount after giving effect
           to all transactions on such Distribution Date                               $            0.0000000

C)         Information Regarding Distributions to
           the Class B Certificateholders, per
           $1,000 original certificate principal amount.

           (1) The total amount of the
           distribution to Class B
           Certificatedholders, per $1,000
           original certificate principal amount                                       $            4.9377778

           (2) The amount of the distribution
           set forth in paragraph 1 above in
           respect of interest on the Class B
           Certificates, per $1,000 original
           cerificate principal amount                                                 $            4.9377778

           (3) The amount of the distribution
           set forth in paragraph 1 above in
           respect of principal on the Class B
           Certificates, per $1,000 original
           cerificate principal amount                                                 $            0.0000000


07/99                                                                     Page 2
D)         Class B Investor Charge Offs and
           Reimbursement of Charge Offs

           (1) The amount of Class B Investor
           Charge Offs                                                                 $            0.0000000

           (2) The amount of Class B Investor
           Charge Offs set forth in paragraph 1
           above, per $1,000 original certificate
           principal amount                                                            $            0.0000000

           (3) The total amount reimbursed in
           respect of Class B Investor Charge Offs                                     $            0.0000000

           (4) The amount set forth in paragraph
           3 above, per $1,000 original
           certificate principal amount                                                $            0.0000000

           (5) The amount, if any, by which the
           outstanding principal balance of the
           Class B Certificates exceeds the Class
           B Invested Amount after giving effect
           to all transactions on such
           Distribution Date                                                           $            0.0000000


                                    First USA Bank, NA,
                                    as Servicer


                                    By /s/ Tracie H. Klein
                                       --------------------
                                       Tracie H. Klein
                                       First Vice President